Exhibit 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan L. Hunte, Executive Vice President and Chief Financial Officer of Trenwick Group Ltd., hereby certify to the best of my knowledge and belief that this Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Annual Report on Form 10-K fairly represents, in all material respects, the financial condition and results of operations of Trenwick Group Ltd.

Date:  March 31, 2003


/s/ Alan L. Hunte
------------------------------
Alan L. Hunte
Executive Vice President
and Chief Financial Officer